UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2017

Central Index Key Number of the issuing entity: 0001701638

JPMCC Commercial Mortgage Securities Trust 2017-JP6

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001632269

Benefit Street Partners CRE Finance LLC

Central Index Key Number of the sponsor: 0001682518

Starwood Mortgage Funding VI LLC

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-10	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York		10179
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On or about June 16, 2017, a series of mortgage pass-through certificates, entitled JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass-Through Certificates, Series 2017-JP6 (the “Certificates”), was issued by J.P. Morgan Chase Commercial Mortgage Securities Trust 2017-JP6 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loans identified as “211 Main Street” and “740 Madison”, respectively, on Exhibit B to the Pooling and Servicing Agreement (the “211 Main Street Mortgage Loan” and the “740 Madison Mortgage Loan”, respectively, and together, the “Applicable Non-Serviced Mortgage Loans”), which are each an asset of the Issuing Entity, are each part of a whole loan (the “211 Main Street Whole Loan” and the “740 Madison Whole Loan”, respectively, and together, the “Applicable Non-Serviced Whole Loans”) that includes such Applicable Non-Serviced Mortgage Loan, one or more pari passu loans, which are not assets of the Issuing Entity (each, a “211 Main Street Pari Passu Companion Loan” or a “740 Madison Pari Passu Companion Loan”, as applicable, and collectively the “Pari Passu Companion Loans”) and, in the case of the 211 Main Street Mortgage Loan, one or more subordinate loans (each, a “211 Main Street Subordinate Companion Loan”). The Pooling and Servicing Agreement provides that each of the Applicable Non-Serviced Whole Loans is to be serviced and administered (i) until the securitization of the related Servicing Shift Lead Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

On June 29, 2017, the Servicing Shift Lead Note related to each Applicable Non-Serviced Whole Loan was securitized pursuant to the DBJPM 2017-C6 Mortgage Trust securitization transaction. As of such date, each Applicable Non-Serviced Whole Loan, including the 211 Main Street Mortgage Loan and the 740 Madison Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of June 1, 2017 (the “DBJPM 2017-C6 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer. The DBJPM 2017-C6 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the DBJPM 2017-C6 Pooling and Servicing Agreement applicable to the servicing of the 211 Main Street Mortgage Loan and the 740 Madison Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 16, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects. In particular:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) under the DBJPM 2017-C6 Pooling and Servicing Agreement will be 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the 211 Main Street Mortgage Loan and the 740 Madison Mortgage Loan, respectively).
•	Subject to the next three bullet point, the special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the DBJPM 2017-C6 Pooling and Servicing Agreement with respect to each Applicable Non-Serviced Whole Loan will be calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement.
•	The special servicing fee under the DBJPM 2017-C6 Pooling and Servicing Agreement is not subject to a monthly minimum fee of $3,500.
•	The workout fees payable to the Non-Serviced Special Servicer under the DBJPM 2017-C6 Pooling and Servicing Agreement with respect to a corrected Applicable Non-Serviced Whole Loan will be calculated at a rate equal to the lesser of (a) 1.0% to each collection and (b) the rate that would result in a workout fee of $1,000,000, in the aggregate with respect to any particular workout of an Applicable Non-Serviced Whole Loan, provided that in the event such workout fee is less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the related corrected Applicable Non-Serviced Whole Loan that would result in total workout fees equal to $25,000.
•	The workout fees and liquidation fees payable to the Non-Serviced Special Servicer under the DBJPM 2017-C6 Pooling and Servicing Agreement with respect to an Applicable Non-Serviced Whole Loan are subject to an aggregate cap of $1,000,000.
•	Any party to the DBJPM 2017-C6 Pooling and Servicing Agreement that makes a property protection advance with respect to the 211 Main Street Mortgage Loan and the 740 Madison Mortgage Loan will be entitled to reimbursement for that advance, with interest at the prime rate, in a manner similar to the reimbursement of Servicing Advances under the Pooling and Servicing Agreement. The extent to which modification fees or other fee items with respect to each Applicable Non-Serviced Whole Loan may be applied to offset interest on advances, servicer expenses and servicing compensation may, in certain circumstances, be less than is the case under the Pooling and Servicing Agreement.
•	The master servicer, special servicer, trustee, certificate administrator and operating advisor under the DBJPM 2017-C6 Pooling and Servicing Agreement (and their related directors, officers and other agents) will be entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the servicing of each Applicable Non-Serviced Whole Loan pursuant to the DBJPM 2017-C6 Pooling and Servicing Agreement in a manner, and to an extent, similar, but not necessarily identical, to that by which parties to the Pooling and Servicing Agreement performing similar functions (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with their obligations under the Pooling and Servicing Agreement. The Trust, as holder of the 211 Main Street Mortgage Loan and the 740 Madison Mortgage Loan, will be responsible for its pro rata share of any such indemnification amounts (including out of general collections on the DBJPM 2017-C6 mortgage pool, if necessary).
•	The related Non-Serviced Special Servicer will be required to take actions with respect to the 211 Main Street Mortgage Loan and the 740 Madison Mortgage Loan if either such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be similar to the actions described under “—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the Prospectus
•

The DBJPM 2017-C6 directing certificateholder will have rights substantially similar to the Directing Certificateholder hereunder with respect to the servicing and administration of each Applicable Non-Serviced Whole Loan, including consenting to Major Decisions proposed by the related Non-Serviced Special Servicer with respect to each Applicable Non-Serviced Whole Loan and reviewing and consenting to asset status reports prepared by such Non-Serviced Special Servicer in respect of each Applicable Non-Serviced Whole Loan; provided, that with respect to the 211 Main Street Whole Loan, any such consent rights will be exercised by the holder of the controlling 211 Main Street Subordinate Companion Loan until the occurrence of a Control Appraisal Period. “Major Decisions” for each Applicable Non-Serviced Whole Loan under the DBJPM 2017-C6 Pooling and Servicing Agreement will differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder or the special servicer will be permitted to consent will correspondingly differ.
•	The provisions of the DBJPM 2017-C6 Pooling and Servicing Agreement will also vary from the Pooling and Servicing Agreement with respect to the calculation of appraisal reduction amounts.
•	Servicing transfer events under the DBJPM 2017-C6 Pooling and Servicing Agreement that would cause each Applicable Non-Serviced Whole Loan to become specially serviced will be similar to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement. Any fee restrictions related to servicing transfer events may differ.
•	The provisions of the DBJPM 2017-C6 Pooling and Servicing Agreement will also vary from the Pooling and Servicing Agreement with respect to timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.
•	No party to the DBJPM 2017-C6 Pooling and Servicing Agreement will be required to make P&I Advances with respect to an Applicable Non-Serviced Mortgage Loan.
•	With respect to the DBJPM 2017-C6 Pooling and Servicing Agreement, the servicing provisions relating to performing inspections and collecting operating information are similar, but not necessarily identical, to those of the Pooling and Servicing Agreement.
•	The requirement of the DBJPM 2017-C6 Master Servicer to make compensating interest payments in respect of each Applicable Non-Serviced Mortgage Loan is similar, but not necessarily identical, to the requirement of the master servicer to make Compensating Interest Payments in respect of the Serviced Pari Passu Mortgage Loans under the Pooling and Servicing Agreement.
•	The DBJPM 2017-C6 Master Servicer and DBJPM 2017-C6 Special Servicer (a) have rights related to resignation that may differ in some respects from those of the master servicer and the special servicer and (b) are subject to servicer termination events similar, but not necessarily identical, to those in the Pooling and Servicing Agreement, as well as the rights related thereto.
•	The DBJPM 2017-C6 Pooling and Servicing Agreement provides for a risk retention consultation party which has certain consultation rights in relation to the servicing of the Applicable Non-Serviced Whole Loans.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

By: /s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary
Dated: July 6, 2017

 Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.